                                                                   EX-99.(d)(1)

                                  SCHEDULE A

                         WELLS FARGO FUNDS MANAGEMENT
                         INVESTMENT ADVISORY AGREEMENT
                            WELLS FARGO FUNDS TRUST

                                                         Fee as % of Avg. Daily
FUNDS                                                      Net Asset Value
-----                                                    ----------------------
1. Aggressive Allocation Fund                                         0.25/*/

2. Asia Pacific Fund                                     First  500M   1.10
                                                         Next   500M   1.05
                                                         Next     2B   1.00
                                                         Next     2B  0.975
                                                         Over     5B   0.95

3. Asset Allocation Fund                                 First  500M   0.65
                                                         Next   500M   0.60
                                                         Next     2B   0.55
                                                         Next     2B  0.525
                                                         Over     5B   0.50

4. Balanced Fund                                         First  500M   0.65
                                                         Next   500M   0.60
                                                         Next     2B   0.55
                                                         Next     2B  0.525
                                                         Over     5B   0.50

5. California Limited-Term Tax-Free Fund                 First  500M   0.40
                                                         Next   500M   0.35
                                                         Next     2B   0.30
                                                         Next     2B  0.275
                                                         Over     5B   0.25

6. California Tax-Free Fund                              First  500M   0.40
                                                         Next   500M   0.35
                                                         Next     2B   0.30
                                                         Next     2B  0.275
                                                         Over     5B   0.25

7. California Tax-Free Money Market Fund                 First    1B   0.30
                                                         Next     4B  0.275
                                                         Over     5B   0.25

8. California Tax-Free Money Market Trust                              0.00

9. Capital Growth Fund/1/                                First  500M   0.75
                                                         Next   500M   0.70
                                                         Next     2B   0.65
                                                         Next     2B  0.625
                                                         Over     5B   0.60

10. Cash Investment Money Market Fund                                  0.10
--------
/1/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Capital Growth Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

                                                         Fee as % of Avg. Daily
FUNDS                                                      Net Asset Value
-----                                                    ----------------------
11. Colorado Tax-Free Fund                               First   500M  0.40
                                                         Next    500M  0.35
                                                         Next      2B  0.30
                                                         Next      2B 0.275
                                                         Over      5B  0.25

12. Common Stock Fund                                    First   500M  0.75
                                                         Next    500M  0.70
                                                         Next      2B  0.65
                                                         Next      2B 0.625
                                                         Over      5B  0.60

13. Conservative Allocation Fund                                       0.25/*/

14. Corporate Bond Fund                                  First   500M  0.45
                                                         Next    500M  0.40
                                                         Next      2B  0.35
                                                         Next      2B 0.325
                                                         Over      5B  0.30

15. C&B Mid Cap Value Fund                               First   500M  0.75
                                                         Next    500M  0.70
                                                         Next      2B  0.65
                                                         Next      2B 0.625
                                                         Over      5B  0.60

16. C&B Large Cap Value Fund/2/                          First   500M  0.75/**/
                                                         Next    500M  0.70
                                                         Next      2B  0.65
                                                         Next      2B 0.625
                                                         Over     5 B  0.60

17. Discovery Fund                                       First   500M  0.75
                                                         Next    500M  0.70
                                                         Next      2B  0.65
                                                         Next      2B 0.625
                                                         Over      5B  0.60

18. Diversified Bond Fund                                              0.25/*/

19. Diversified Equity Fund                                            0.25/*/

20. Diversified Small Cap Fund                                         0.25/*/

21. Dividend Income Fund/3/                              First   500M  0.75
                                                         Next    500M  0.70
                                                         Next      2B  0.65
                                                         Next      2B 0.625
                                                         Over      5B  0.60
--------
/2/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the C&B Large Cap Value Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
/3/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Dividend Income Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
22. Emerging Growth Fund/4/                               First   500M  0.90/**/
                                                          Next    500M  0.85
                                                          Next      2B  0.80
                                                          Next      2B 0.775
                                                          Over      5B  0.75

23. Emerging Markets Focus Fund                           First   500M  1.10
                                                          Next    500M  1.05
                                                          Next      2B  1.00
                                                          Next      2B 0.975
                                                          Over      5B  0.95

24. Endeavor Large Cap Fund/5/                            First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

25. Endeavor Select Fund/6/                               First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

26. Enterprise Fund                                       First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

27. Equity Income Fund/7/                                 First   500M  0.75/**/
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

28. Equity Index Fund                                     First     1B  0.10
                                                          Next      4B 0.075
                                                          Over      5B  0.05
--------
/4/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Emerging Growth Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next
      500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
/5/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Endeavor Large Cap Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
/6/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Endeavor Select Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
/7/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Equity Income Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
29. Equity Value Fund/8/                                  First   500M  0.75/**/
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

30. Government Money Market Fund                                        0.10

31. Government Securities Fund                            First   500M  0.45
                                                          Next    500M  0.40
                                                          Next      2B  0.35
                                                          Next      2B 0.325
                                                          Over      5B  0.30

32. Growth Balanced Fund                                                0.25/*/

33. Growth Equity Fund                                                  0.25/*/

34. Growth Fund                                           First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

35. Growth and Income Fund/9/                             First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

36. Heritage Money Market Fund                                          0.10

37. High Income Fund                                      First   500M  0.55
                                                          Next    500M  0.50
                                                          Next      2B  0.45
                                                          Next      2B 0.425
                                                          Over      5B  0.40

38. High Yield Bond Fund                                  First   500M  0.55
                                                          Next    500M  0.50
                                                          Next      2B  0.45
                                                          Next      2B 0.425
                                                          Over      5B  0.40

39. Income Plus Fund                                      First   500M  0.55
                                                          Next    500M  0.50
                                                          Next      2B  0.45
                                                          Next      2B 0.425
                                                          Over      5B  0.40
--------
/8/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Equity Value Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
/9/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Growth and Income Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
40. Index Fund                                            First     1B  0.10/**/
                                                          Next      4B 0.075
                                                          Over      5B  0.05

41. Inflation-Protected Bond Fund                         First   500M  0.45/**/
                                                          Next    500M  0.40
                                                          Next      2B  0.35
                                                          Next      2B 0.325
                                                          Over      5B  0.30

42. Intermediate Government Income Fund                   First   500M  0.45
                                                          Next    500M  0.40
                                                          Next      2B  0.35
                                                          Next      2B 0.325
                                                          Over      5B  0.30

43. Intermediate Tax-Free Fund                            First   500M  0.40
                                                          Next    500M  0.35
                                                          Next      2B  0.30
                                                          Next      2B 0.275
                                                          Over      5B  0.25

44. International Core Fund                               First   500M  0.95
                                                          Next    500M  0.90
                                                          Next      2B  0.85
                                                          Next      2B 0.825
                                                          Over      5B  0.80

45. International Equity Fund                             First   500M  0.95
                                                          Next    500M  0.90
                                                          Next      2B  0.85
                                                          Next      2B 0.825
                                                          Over      5B  0.80

46. International Value Fund                              First   500M  0.95/**/
                                                          Next    500M  0.90
                                                          Next      2B  0.85
                                                          Next      2B 0.825
                                                          Over      5B  0.80

47. Large Cap Appreciation Fund/10/                       First   500M  0.70/**/
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60
--------
/10/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Large Cap Appreciation Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
48. Large Cap Growth Fund/11/                             First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

49. Large Company Core Fund/12/                           First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

50. Large Company Growth Fund/13/                         First   500M 0.75/**/
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

51. Life Stage - Aggressive Portfolio                                   0.00

52. Life Stage - Conservative Portfolio                                 0.00

53. Life Stage - Moderate Portfolio                                     0.00

54. Liquidity Reserve Money Market Fund                   First     1B  0.30
                                                          Next      4B 0.275
                                                          Over      5B  0.25

55. Mid Cap Disciplined Fund                              First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

56. Mid Cap Growth Fund                                   First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

57. Minnesota Money Market Fund                           First     1B  0.30
                                                          Next      4B 0.275
                                                          Over      5B  0.25

58. Minnesota Tax-Free Fund                               First   500M  0.40
                                                          Next    500M  0.35
                                                          Next      2B  0.30
                                                          Next      2B 0.275
                                                          Over      5B  0.25
--------
/11/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Large Cap Growth Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
/12/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Large Company Core Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
/13/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Large Company Growth Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
59. Moderate Balanced Fund                                             0.25/*/

60. Money Market Fund                                     First    1B   0.30
                                                          Next     4B  0.275
                                                          Over     5B   0.25

61. Money Market Trust                                                  0.00

62. Municipal Bond Fund                                   First  500M   0.40
                                                          Next   500M   0.35
                                                          Next     2B   0.30
                                                          Next     2B  0.275
                                                          Over     5B   0.25

63. Municipal Money Market Fund                           First    1B   0.30
                                                          Next     4B  0.275
                                                          Over     5B   0.25

64. National Limited-Term Tax-Free Fund                   First  500M   0.40
                                                          Next   500M   0.35
                                                          Next     2B   0.30
                                                          Next     2B  0.275
                                                          Over     5B   0.25

65. National Tax-Free Fund                                First  500M   0.40
                                                          Next   500M   0.35
                                                          Next     2B   0.30
                                                          Next     2B  0.275
                                                          Over     5B   0.25

66. National Tax-Free Money Market Fund                                 0.10

67. National Tax-Free Money Market Trust                                0.00

68. Nebraska Tax-Free Fund                                First  500M   0.40
                                                          Next   500M   0.35
                                                          Next     2B   0.30
                                                          Next     2B  0.275
                                                          Over     5B   0.25

69. Opportunity Fund                                      First  500M   0.75
                                                          Next   500M   0.70
                                                          Next     2B   0.65
                                                          Next     2B  0.625
                                                          Over     5B   0.60

70. Overland Express Sweep Fund                           First    1B   0.30
                                                          Next     4B  0.275
                                                          Over     5B   0.25

71. Overseas Fund                                         First  500M   0.95
                                                          Next   500M   0.90
                                                          Next     2B   0.85
                                                          Next     2B  0.825
                                                          Over     5B   0.80

72. Prime Investment Money Market Fund                                  0.10

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
73. Short Duration Government Bond Fund                   First   500M    0.45
                                                          Next    500M    0.40
                                                          Next      2B    0.35
                                                          Next      2B   0.325
                                                          Over      5B    0.30

74. Short-Term Bond Fund                                  First   500M    0.45
                                                          Next    500M    0.40
                                                          Next      2B    0.35
                                                          Next      2B   0.325
                                                          Over      5B    0.30

75. Short-Term High Yield Bond Fund                       First   500M    0.55
                                                          Next    500M    0.50
                                                          Next      2B    0.45
                                                          Next      2B   0.425
                                                          Over      5B    0.40

76. Short-Term Municipal Bond Fund                        First   500M    0.40
                                                          Next    500M    0.35
                                                          Next      2B    0.30
                                                          Next      2B   0.275
                                                          Over      5B    0.25

77. Small Cap Disciplined Fund/14/                        First   500M    0.90
                                                          Next    500M    0.85
                                                          Next      2B    0.80
                                                          Next      2B   0.775
                                                          Over      5B    0.75

78. Small Cap Growth Fund/15/                             First   500M    0.90
                                                          Next    500M    0.85
                                                          Next      2B    0.80
                                                          Next      2B   0.775
                                                          Over      5B    0.75
--------
/14/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Cap Disciplined Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next
      500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
/15/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Cap Growth Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next
      500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
79. Small Cap Opportunities Fund/16/                      First   500M  0.90
                                                          Next    500M  0.85
                                                          Next      2B  0.80
                                                          Next      2B 0.775
                                                          Over      5B  0.75

80. Small Cap Value Fund/17/                              First   500M  0.90
                                                          Next    500M  0.85
                                                          Next      2B  0.80
                                                          Next      2B 0.775
                                                          Over      5B  0.75

81. Small Company Growth Fund/18/                         First   500M  0.90/**/
                                                          Next    500M  0.85
                                                          Next      2B  0.80
                                                          Next      2B 0.775
                                                          Over      5B  0.75

82. Small Company Value Fund/19/                          First   500M  0.90/**/
                                                          Next    500M  0.85
                                                          Next      2B  0.80
                                                          Next      2B 0.775
                                                          Over      5B  0.75

83. Small/Mid Cap Value Fund/20/                          First   500M  0.90
                                                          Next    500M  0.85
                                                          Next      2B  0.80
                                                          Next      2B 0.775
                                                          Over      5B  0.75

84. Specialized Financial Services Fund                   First   500M  0.95
                                                          Next    500M  0.90
                                                          Next      2B  0.85
                                                          Next      2B 0.825
                                                          Over      5B  0.80

85. Specialized Health Sciences Fund                      First   500M  0.95
                                                          Next    500M  0.90
                                                          Next      2B  0.85
                                                          Next      2B 0.825
                                                          Over      5B  0.80
--------
/16/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Cap Opportunities Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next
      500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
/17/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Cap Value Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next
      500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
/18/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Company Growth Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next
      500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
/19/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small Company Value Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next
      500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
/20/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Small/Mid Cap Value Fund. Effective March 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next
      500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
86. Specialized Technology Fund                           First   500M  1.05
                                                          Next    500M  1.00
                                                          Next      2B  0.95
                                                          Next      2B 0.925
                                                          Over      5B  0.90

87. Stable Income Fund                                    First   500M  0.45/**/
                                                          Next    500M  0.40
                                                          Next      2B  0.35
                                                          Next      2B 0.325
                                                          Over      5B  0.30

88. Strategic Income Fund                                 First   500M  0.55
                                                          Next    500M  0.50
                                                          Next      2B  0.45
                                                          Next      2B 0.425
                                                          Over      5B  0.40

89. Strategic Small Cap Value Fund/21/                    First   500M  0.90/**/
                                                          Next    500M  0.85
                                                          Next      2B  0.80
                                                          Next      2B 0.775
                                                          Over      5B  0.75

90. Target Today Fund                                                   0.25/*/

91. Target 2010 Fund                                                    0.25/*/

92. Target 2015 Fund/22/                                                0.25/*/

93. Target 2020 Fund                                                    0.25/*/

94. Target 2025 Fund/22/                                                0.25/*/

95. Target 2030 Fund                                                    0.25/*/

96. Target 2035 Fund/22/                                                0.25/*/

97. Target 2040 Fund                                                    0.25/*/

98. Target 2045 Fund/22/                                                0.25/*/
--------
/21/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Strategic Small Cap Value Fund. Effective February 1, 2008, the advisory fees will be as follows: first 500 million 0.85%; next 500 million 0.825%; next 1 billion 0.80%; next 1 billion 0.775%; and over 3 billion 0.75%.
/22/ On February 7, 2007 the Board of Trustees approved the establishment of the Target 2015, Target 2025, Target 2035 and Target 2045 Funds, which are expected to commence operations on or about July 1, 2007.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
99. Target 2050 Fund/23/                                                0.25/*/

100. Total Return Bond Fund                               First   500M  0.45/**/
                                                          Next    500M  0.40
                                                          Next      2B  0.35
                                                          Next      2B 0.325
                                                          Over      5B  0.30

101. Treasury Plus Money Market Fund                                    0.10

102. Ultra-Short Duration Bond Fund                       First   500M  0.45
                                                          Next    500M  0.40
                                                          Next      2B  0.35
                                                          Next      2B 0.325
                                                          Over      5B  0.30

103. Ultra Short-Term Income Fund                         First   500M  0.45
                                                          Next    500M  0.40
                                                          Next      2B  0.35
                                                          Next      2B 0.325
                                                          Over      5B  0.30

104. Ultra Short-Term Municipal Income Fund               First   500M  0.40
                                                          Next    500M  0.35
                                                          Next      2B  0.30
                                                          Next      2B 0.275
                                                          Over      5B  0.25

105. U.S. Value Fund/24/                                  First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

106. Value Fund/25/                                       First   500M  0.75
                                                          Next    500M  0.70
                                                          Next      2B  0.65
                                                          Next      2B 0.625
                                                          Over      5B  0.60

107. WealthBuilder Conservative Allocation Portfolio      First     1B  0.20
                                                          Next      4B 0.175
                                                          Over      5B  0.15

108. WealthBuilder Equity Portfolio                       First     1B  0.20
                                                          Next      4B 0.175
                                                          Over      5B  0.15
--------
/23/ On November 8, 2006 the Board of Trustees approved the establishment of the Target 2050 Fund, which is expected to commence operations on or about July 1, 2007.
/24/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the U.S. Valule Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next
      500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.
/25/ On March 30, 2007, the Board of Trustees approved an advisory fee reduction to the Value Fund. Effective December 1, 2007, the advisory fees will be as follows: first 500 million 0.70%; next 500 million 0.65%; next 2 billion 0.60%; next 2 billion 0.575%; and over 5 billion 0.55%.

                                                          Fee as % of Avg. Daily
FUNDS                                                       Net Asset Value
-----                                                     ----------------------
109. WealthBuilder Growth Allocation Portfolio            First     1B    0.20
                                                          Next      4B   0.175
                                                          Over      5B    0.15

110. WealthBuilder Growth Balanced Portfolio              First     1B    0.20
                                                          Next      4B   0.175
                                                          Over      5B    0.15

111. WealthBuilder Moderate Balanced Portfolio            First     1B    0.20
                                                          Next      4B   0.175
                                                          Over      5B    0.15

112. WealthBuilder Tactical Equity Portfolio              First     1B    0.20
                                                          Next      4B   0.175
                                                          Over      5B    0.15

113. Wisconsin Tax-Free Fund                              First   500M    0.40
                                                          Next    500M    0.35
                                                          Next      2B    0.30
                                                          Next      2B   0.275
                                                          Over      5B    0.25

114. 100% Treasury Money Market Fund                      First     1B    0.30
                                                          Next      4B   0.275
                                                          Over      5B    0.25

Most recent annual approval by the Board of Trustees: March 30, 2007 Schedule A amended: March 30, 2007

--------
/*/ If the gateway blended Fund becomes a stand-alone Fund, Funds Management would receive an advisory fee that reflects a blended fee rate of the advisory fees charged by the Master Trust Portfolios in which the gateway blended Fund invests.
/**/ Represents the advisory fee payable to Funds Management as adviser to the Master Trust Portfolio in which the gateway feeder Fund invests. This advisory fee will be payable to Funds Management as adviser to the gateway feeder Fund only if the gateway feeder Fund converts into a stand-alone Fund.

   The foregoing fee schedule is agreed to as of March 30, 2007 and shall remain in effect until changed in writing by the parties.

                                              WELLS FARGO FUNDS TRUST

                                              By: /s/ C. David Messman
                                                  -----------------------------
                                                  C. David Messman
                                                  Secretary

                                              WELLS FARGO FUNDS MANAGEMENT, LLC

                                              By: /s/ Andrew Owen
                                                  -----------------------------
                                                  Andrew Owen
                                                  Executive Vice President